Exhibit 99.1

1 Metabasis Investor Meeting January 13, 2009 January 13, 2009 JPM Meeting 2 Agenda • Introductory Remarks • Dr. Garber’s Presentation – 4-week Phase 2A trial on MB07803 – Q&A • R&D Pipeline Review – Company Q&A

2 January 13, 2009 JPM Meeting 3 Forward-Looking Statements This presentation includes forward-looking statements that are based on our management's current beliefs and assumptions and on information available to our management on the date of the presentation. This presentation was given during the week of January 13, 2009 and is only valid as of that date. Forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from any future results, performances or achievements expressed or implied by the forward-looking statements. Please see the sections entitled "Risk Factors" and "Forward-Looking Statements" in Metabasis’ Quarterly Report on Form 10-Q for the quarter ended September 30, 2008 for a more detailed description of these risks and uncertainties as well as additional information regarding forward-looking statements. January 13, 2009 JPM Meeting 4 Agenda • Introductory Remarks • Dr. Garber’s Presentation – 4-week Phase 2A trial on MB07803 – Q&A • R&D Pipeline Review – Company Q&A

Company Overview



- **R&D Focus**
  - Metabolic Diseases
  - Liver
- **Pipeline**
  - 4 clinical stage compounds
  - Several advanced pre-clinical programs
- **Partnerships**
  - HCV (Roche, Idenix, Merck)
  - Diabetes (Merck)

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Pipeline Overview

Programs / Products	Disc	Lead Opt	Preclin	PI	PII	PIII	PARTNER/ COMMERCIAL RIGHTS
Hepatitis B Pradefovir							Worldwide
Diabetes MB07803							Worldwide
Primary Liver Cancer MB07133							Worldwide
Hyperlipidemia MB07811							Worldwide
Diabetes Glucagon Antagonist							Worldwide
Diabetes AMPK Project							Merck & Co US Co-promotion
Hepatitis C Unnamed #1							Merck & Co Royalty
Hepatitis C Unnamed #2							Idenix Pharmaceuticals Royalty
Hepatitis C Unnamed #2							Roche Royalty

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3

4 January 13, 2009 JPM Meeting 7 Pipeline Overview PII PI Lead Opt Preclin Disc Roche Royalty Idenix Pharmaceuticals Royalty Merck & Co Royalty Merck & Co US Co-promotion Worldwide Worldwide Worldwide Worldwide Worldwide PARTNER/ COMMERCIAL RIGHTS Hepatitis C Unnamed #2 Hepatitis C Unnamed #2 Primary Liver Cancer MB07133 Diabetes MB07803 Hepatitis B Pradefovir Diabetes AMPK Project Diabetes Glucagon Antagonist Hyperlipidemia MB07811 Hepatitis C Unnamed #1 PIII Programs / Products January 13, 2009 JPM Meeting 8 Near Term Goals PII PI Lead Opt Preclin Disc Hepatitis C Unnamed #2 Hepatitis C Unnamed #2 Liver Cancer MB07133 Diabetes MB07803 Hepatitis B Pradefovir Diabetes AMPK Project Diabetes Glucagon Antag Hyperlipidemia MB07811 Hepatitis C Unnamed #1 Programs / Products • Initiate 12-week P2 trial on MB07811 for hyperlipidemia • Extend runway well beyond end of 7811-201 trial – Reduce operating expenses – Achieve near term milestones (Merck, Roche) – Secure new partnerships • Define path forward for MB07803 and partner – Regulatory review – Marketing assessment

MB07811: Opportunity

- Patient Population and Medical Need
  - Large number of patients with high LDL and/or high TG
    - 350 million in 7 major pharmaceutical markets
  - Significant fraction of these patients are at high risk
    - Most fail to meet target lipid goals
- Statins
  - Reduce cardiovascular disease mortality by 28%[A]
  - Significant number of patients can not take statins
- TR Agonists
  - Expected to combine with statins
    - may further reduce cardiovascular disease mortality
  - Expected to produce a unique lipid lowering profile
    - Reduce LDL
    - Reduce TGs
    - Reduce Lp(a)
    - Reduce hepatic steatosis

[A]Herbert PR et al. *JAMA* **278**, 313 (1997)

metabasis January 13, 2009 JPM Meeting 9

Thyroid Receptor Agonists


Mechanism of Thyroid Hormone Action
T3
T4
T3
Nucleus
T3
TR
TRE
Gene
Cytoplasm
↑ or ↓ Gene expression

Two TR subtypes (TRα and TRβ)

- **Efficacy (Liver) (TRβ)**
  - **Reduce total cholesterol**
  - **Reduce atherogenic lipoproteins LDL-C, Lp(a)**
  - **Reduce triglycerides**
- **Safety (non-Hepatic)**
  - **Cardiovascular (TRα)**
    - **heart rate, cardiac hypertrophy, contraction, conductance**
  - **TSH suppression**
  - **Muscle wasting (TRα)**
  - **Bone loss**

metabasis January 13, 2009 JPM Meeting 10

5

6 January 13, 2009 JPM Meeting 11 Erion, M.D. et al. Proc. Natl. Acad. Sci. USA 104, 15490 (2007) Liver-Targeted TRß Agonist • Demonstrated Liver Targeting – Drug distribution – Gene expression • Liver • Heart • Pituitary • Kidney • Thyroid • Muscle • Kidney – Functional activity • Lipid Lowering • Cardiac Function • Biomarkers (muscle, pituitary, fat) Heart Liver Intestinal Contents High Low 14C Tissue Distribution (24 h) lymph(c) thyroid testes fat bladder prostate spleen pancreas stomach lymph(m) small int. large int. liver adrenal kidneys thymus heart lungs marrow muscle eyes brain pituitary skin blood plasma bone % of Dose 0.0 0.5 1.0 1.5 2.0 2.5 Liver 14C QWBA (4 h) January 13, 2009 JPM Meeting 12 MB07811: Improved Therapeutic Index Days 0 10 20 30 40 50 Plasma Cholesterol (mg/dL) 50 100 150 200 250 300 350 Vehicle MB07811 (10 mg/kg) * * * * * * * Lipid Lowering (DIO Mice) Safety (SD Rats) TSH 0 5 10 15 20 25 0.0 0.2 0.4 0.6 0.8 1.0 1.2 * * TSH (ng/mL) TSHß mRNA (rel units) Heart Rate nmole/kg/day (p.o) 101 102 103 104 105 % Change from Vehicle -20 -10 0 10 20 30 40 KB-141 MB07811 T3 SD Rats Vehicle KB-141, (0.5 mg/kg) MB07811, (4 mg/kg) Cholesterol Hepatic Steatosis

MB07811-102: Multi-dose Study

Design:	Single-center (domiciled), randomized, double-blind, PBO-controlled, ascending multi-dose study
Objectives:	Safety (emphasis: hepatic, cardiac), tolerability, PK
Doses:	PBO, 0.25, 1, 2.5, 5, 10, 20 and 40 mg
Sample size:	n = 8/cohort (3:1 randomization MB07811:PBO)
Subjects:	Healthy volunteers, LDL-C ≥100 mg/dL

Inpatient (Day -2 to 19); Outpatient (Day 19 to 21)

Randomization (Day 1); On-drug (Day 1 to 15); Off-drug (Day 15 to 19)

Day	-21	Screening	-2	-1	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16	17	18	19	20	21
24-hour holter		X													X—	X									
Telemetry			X	X	X	X	X																		
Safety Assessments		X			X							X							X						X
PK Plasma Samples					X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	
Lipids		X			X				X			X			X				X				X		X

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MB07811-102: Lipid Lower Activity

	Change	Comments
LDL-Cholesterol	⇩	Dose related decrease ranging from 15 to 41%
HDL-Cholesterol	⇨	No apparent change
Triglycerides	⇩	Dose related decrease of greater than 30%
Apo B	⇩	Dose related decrease of 9 to 40%
Lp(a)	⇩	Dose related decrease of 28 to 56%

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7

MB07811-102: Safety Summary

- Fifty-four (96%) subjects completed the study
  - One discontinued due to AE
- No SAEs
- % AEs in MB07811-treated subjects similar to PBO-treated subjects
- No apparent cardiac effects
  - No difference in heart rate
  - No difference in blood pressure
  - No clinically significant Holter findings
- Dose-related mean shifts in thyroid hormones
  - No thyroid hormone associated AEs nor signs, symptoms or changes in vitals, ECGs or Holter findings
- Dose-related mean shifts in liver function tests
  - One MB07811 subject (40 mg) ALT and AST > 3 x ULN; resolved without interruption of MB07811 treatment

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Metabasis' Diabetes Programs

Programs / Products	Disc	Lead Opt	Preclin	PI	PII	PIII	PARTNER/ COMMERCIAL RIGHTS
Hepatitis B Pradefovir							Worldwide
Diabetes MB07803							Worldwide
Primary Liver Cancer MB07133							Worldwide
Hyperlipidemia MB07811							Worldwide
Diabetes Glucagon Antagonist							Worldwide
Diabetes AMPK Project							Merck & Co US Co-promotion
Hepatitis C Unnamed #1							Merck & Co Royalty
Hepatitis C Unnamed #2							Idenix Pharmaceuticals Royalty
Hepatitis C Unnamed #2							Roche Royalty

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8

Diabetes Strategy: Reduce Hepatic Glucose Production


Liver
Pancreas
Production
Metabolism
[Glucose] (↑)
Muscle
Fat
Liver
1. FBPase Inhibitors
2. Glucagon Antagonists
3. AMPK Activators (Merck)

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Target Rationale


Basal Hepatic Glucose Production, mg/m² per minute
120
90
60
30
0
0 100 200 300 400
Fasting Plasma Glucose Level, mg/dL

Maggs et al. *Ann. Internal Med.* **128**, 176-185 (1998)

Liver Glucose Production

- Increased in type 2 diabetes
- Correlates with rise in fasting plasma glucose levels
- Inhibited by metformin
  - Primary mechanism of action

Metabasis Targets

- Fructose-1,6-bisphosphatase
  - Rate-limiting enzyme in gluconeogenesis (GNG) pathway
  - GNG increased in T2DMs
- Glucagon receptor
  - Glucagon elevated in T2DMs
- AMP-Activated Protein Kinase
  - Possible metformin target

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9

10 January 13, 2009 JPM Meeting 19 Fructose-1,6-bisphosphatase Inhibitors: Pre-Clinical Studies 25 Vehicle CS-917 EGP, mg/kg/min. 0 5 10 15 20 -46% -70% +58% Gluconeogenesis Glycogenolysis Total Day 0 2 4 6 8 10 12 14 . Blood glucose (mg/dL) -150 -100 -50 0 50 100 Control, n=8 ~30 mg/kg/day, n=8 ~100 mg/kg/day, n=8 * * * * * * (Baseline BG ~ 280 mg/dL) Inhibits Gluconeogenesis Lowers Blood Glucose Erion, M.D. et al. Proc. Natl. Acad. Sci. USA 102, 7970-7975 (2005) van Poelje, P.D. et al. Diabetes 55, 1747-1754 (2006) January 13, 2009 JPM Meeting 20 Fructose-1,6-bisphosphatase Inhibitors • First Generation (CS-917) - Significant glucose lowering in Phase 2A studies (Daiichi Sankyo) - Safe and well tolerated A few cases of asymptomatic lactacemia Increased GI intolerability at higher doses - Two cases of lactic acidosis when combined with metformin - Failed to meet primary efficacy endpoint in P2B - Significant reduction in FPG in patients with baseline FPG >180 mg/dL - Daiichi Sankyo terminated program in early 2008 • Second Generation (MB07803) – Designed to address PK short-comings of CS-917 Formation of long-lived N-acetylated metabolite Limited oral bioavailability Drug variability Duration

MB07803: Clinical Results

- Phase 1 Trials
  - No N-acetylated metabolite formed
  - Good oral bioavailability and suitably low drug variability
  - Well tolerated
- Phase 2A Trial (Dr. Garber)
  - Demonstrated initial proof-of-concept
- 7803-105 Trial
  - Identified a tablet formulation that enables increased exposure
- 7803-113 Trial
  - Safety and PK of MB07803 at higher drug exposure
    - Tablets
    - BID dosing
  - 14 day in-patient trial in T2DMs
    - Cohort #1: 50 mg and 200 mg BID
    - Cohort #2: 400 mg BID
  - Study completed at end of 2008
    - Topline results expected Q1, 2009

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FBPase Inhibitors – Opportunity

- Patients contraindicated for metformin therapy
  - Renal impairment
- Other potential target patient populations
  - Patients that fail to tolerate metformin
  - Non-metformin using patients with advanced type 2 diabetes failing to achieve adequate glycemic control

Assumptions	Units	Line of Therapy						% of Total
		1st	2nd	3rd	4th	5th	Total	
Number of Treated Type 2 Patients by Line Therapy	000s	2,523	4,257	4,415	2,207	2,365	15,768	100%
Number of Patients by Sub-segment								
Contraindicated not on Metformin	000s	222	375	389	194	208	1,388	8.8%
G-I Intolerant on Metformin	000s	172	289	300	150	161	1,072	6.8%
GI Intolerant not on Metformin	000s	209	353	366	183	196	1,309	8.3%
Other Not on Metformin	000s	454	1,486	1,744	971	1,041	5,696	36.1%
Tolerant Patients on Metformin	000s	1,466	1,754	1,616	709	759	6,303	40.0%

Source : ADA, CDC National Diabetes Fact Sheet, L.E.K. Interviews and Analysis

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11

12 January 13, 2009 JPM Meeting 23 Current Status & Plans • Next Steps – Discuss regulatory path forward with FDA – Complete a market assessment • Establish a corporate partnership – POC in T2DM – Regulatory Path – Marketing assessment January 13, 2009 JPM Meeting 24 Glucagon Antagonist Program Rationale – Increased glucagon in T2DM • Increased liver glucose production – DPPIV inhibitors • Reduce glucagon levels – Antagonists • Reduce glucose production Challenging Drug Target – Finding drug-like compounds • Potency • Oral bioavailability • Metabolism

13 January 13, 2009 JPM Meeting 25 Discovered Novel Compound Series MB09975N IC50 = 5.8 nM [MB09975N] nM 0.001 0.01 0.1 1 10 100 1000 125I-glucagon, cpm 0 2000 4000 6000 8000 10000 12000 14000 16000 18000 20000 Human Receptor Binding • High affinity • High specificity • Potent glucose lowering • Good oral bioavailability • High metabolic stability van Poelje et al., 2008 ADA (Poster #043-2007) January 13, 2009 JPM Meeting 26 Glucagon Antagonist Program: Status & Plans Day 0 1 2 3 4 5 6 7 Blood glucose, mg/dL (3 pm) 100 200 300 400 500 600 Vehicle Single dose M B09975N , day 7 MB09975N , 30 mg/kg, BID Lean (vehicle) * * * * p < 0.001 all interactions; RMANOVA *p < 0.05 v. all others; ANOVA-Tukey Kramer • Advanced leads identified – Sustained glucose lowering in animal models • Fasting, postprandial – Good PK profile across species • High oral bioavailability • Low metabolism – Good safety profile • Partnering (on-going) – Compound recommendation for development expected in H1 09

AMP Activated Protein Kinase (AMPK)



Hypothalamus
Food intake
Heart
Glucose uptake
Glycolysis
FA oxidation
Skeletal muscle
FA oxidation
Glucose uptake
Expression of GLUT4
Mitochondria
AMPK
Insulin secretion
Pancreas
FA synthesis
Lipolysis
Adipose tissue
FA synthesis
Cholesterol synthesis
Gluconeogenesis
Liver

- AMPK Activators
  - Reduce glucose production by liver
  - Increase glucose metabolism in muscle
- Merck Collaboration
  - 4th year
  - 2008/9 Goal: development candidate

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Non-Core Product Pipeline

Programs / Products	Disc	Lead Opt	Preclin	PI	PII	PIII	PARTNER/ COMMERCIAL RIGHTS
Hepatitis B Pradefovir							Worldwide
Diabetes MB07803							Worldwide
Primary Liver Cancer MB07133							Worldwide
Hyperlipidemia MB07811							Worldwide
Diabetes Glucagon Antagonist							Worldwide
Diabetes AMPK Project							Merck & Co US Co-promotion
Hepatitis C Unnamed #1							Merck & Co Royalty
Hepatitis C Unnamed #2							Idenix Pharmaceuticals Royalty
Hepatitis C Unnamed #2							Roche Royalty

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14

15 January 13, 2009 JPM Meeting 29 HepDirect Prodrug Technology Prodrug (inactive) Prodrug Drug Conversion Delivery Drug Elimination • Liver-Targeted Drug Delivery – Demonstrated pre-clinically – Indirect evidence in humans • Drug Candidates – Pradefovir (hepatitis B) – MB07133 (primary liver cancer) – MB07811 (hyperlipidemia) – Unnamed (HCV, pre-clinical) • Merck • Idenix • Roche January 13, 2009 JPM Meeting 30 Pradefovir (Hepatitis B) (targets a known anti-viral to the liver) 48 week Phase 2 Results Treatment Group 0 100 200 300 400 500 5 mg PDV 10 mg PDV 20 mg PDV 30 mg PDV 10 mg Hepsera 42 73 134 224 298 n=14 n=12 n=11 n=13 n=11 PMEA AUC 0-24hr (ng.h/mL ) PDV PDV PDV PDV Hepsera 298 -4.22 -3.39 -4.33 -5.02 -3.66 Similar Efficacy Reduced Exposure • Status – Phase 2 trial completed • Strong antiviral activity • Evidence for liver targeting – Product returned to Metabasis • Positive findings in 2-year carcinogenesis studies • HBV Market – Scientific review completed with favorable results – Partnering activity planned for 2009

MB07133 (Hepatocellular Carcinoma)
(targets a proven anti-cancer agent to liver)



Baseline
Cycle 10

Ma et al. AACR. Poster #19 (2007)

- **Status**
  - Phase 1/2 clinical trial in patients completed with promising results
  - Licensing discussions in progress

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Business Development - 2009



Programs / Products
Disc
Lead Opt
Preclin
PI
PII
Hepatitis B Pradefovir
Diabetes MB07803
Liver Cancer MB07133
Hyperlipidemia MB07811
Diabetes Glucagon Antag
Diabetes AMPK Project
Hepatitis C Unnamed #1
Hepatitis C Unnamed #2
Hepatitis C Unnamed #2

- Glucagon Antagonist
  - Bolster discussions through advancement of lead
- MB07133
- Pradefovir
- MB07803
  - Regulatory review
  - Marketing assessment

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16

Near Term Goals



Programs / Products
Disc
Lead Opt
Preclin
PI
PII
Hepatitis B Pradefovir
Diabetes MB07803
Liver Cancer MB07133
Hyperlipidemia MB07811
Diabetes Glucagon Antag
Diabetes AMPK Project
Hepatitis C Unnamed #1
Hepatitis C Unnamed #2
Hepatitis C Unnamed #2

- Initiate 12-week P2 trial on MB07811 for hyperlipidemia
- Extend runway well beyond end of 7811-201 trial
- Define path forward for MB07803 and partner

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Metabasis Investor Meeting
January 13, 2009

metabasis

17

MB07803-202

Phase 2a Efficacy, Safety and Tolerability Study of MB07803, a Second-Generation Fructose-1,6-Bisphosphatase Inhibitor, in Patients with Type 2 Diabetes Mellitus (T2DM)

Alan Garber, MD, PhD; Barry Gumbiner, MD; Sharon Watling, PharmD; Jeff Jensen, MS; Theresa Stern, PhD; Mark Erion, PhD; and Howard Foyt, MD, PhD
for the MB07803-202 Investigators

The World Congress on Controversies to Consensus in Diabetes, Obesity and Hypertension (CODHy)
November 1, 2008, Barcelona, Spain

1 MB07803-202

MB07803 Rationale

Glycolysis Gluconeogenesis (GNG)


Glucose
Hexokinase / Glucokinase
Glucose-6-Phosphatase
Glucose-6-Phosphate
Fructose-6-Phosphate
Phosphofructokinase
Fructose-1,6-bisphosphatase (FBPase)
Fructose-1,6-bisphosphate
Glycerol
Phosphoenolpyruvate
Phosphoenolpyruvate Carboxykinase
Pyruvate Kinase
Oxaloacetate
Aspartate
Pyruvate Carboxylase
Alanine
Pyruvate
Lactate
T2DM Defects
↑Substrate flux
&
(-) Glucokinase
&
(-) PFK
&
(+) FBPase up-regulated
↑GNG
↑Endogenous glucose production
Fasting hyperglycemia
Postprandial hyperglycemia

2 MB07803-202

1

MB07803 Rationale (cont.)



MB07803
(prodrug)
MB07803
Esterase
Phosphoramidase
MB07729
(active metabolite
FBPase)

- **Potent, selective inhibitors of FBPase discovered using structure-based drug design**
- **Novel prodrug strategy delivers inhibitor to liver**
- **Pre-clinical studies demonstrate:**
  - Robust efficacy across T2DM models
  - Good safety in chronic toxicology studies

Proc. Natl. Acad. Sci. USA **102**, 7970-7975 (2005)
Diabetes 55, 1747-1754 (2006)

metabasis 3 MB07803-202

Study Design

- Objectives: assess the safety, tolerability, and efficacy of MB07803 administered for 28 days in patients with T2DM
- Design: multi-center, double-blind, randomized, PBO-controlled
- Subjects:
  - non-insulin treated T2DM
  - age 18 - 70 yo
  - BMI 18.5 - 40 kg/m²
  - FPG 140 - 270 mg/dL



Screening
Lead-in
Treatment
Placebo
10 mg MB07803 *
50 mg MB07803
100 mg MB07803
200 mg MB07803
Day
-28
-7
0
28
Procedures
Wash-out
Placebo
Randomization
(n = 105 enrolled)
End of Study
* 10 mg arm dropped
after 60 subjects enrolled

metabasis 4 MB07803-202

2

3 5 MB07803-202 Baseline Demographics Demographic Category Placebo MB07803 10 mg MB07803 50 mg MB07803 100 mg MB07803 200 mg Total MB07803-202 Total Subjects (n) 23 13 23 23 23 105 Gender (n) Males Females 18 5 6 7 16 7 13 10 9 14 62 43 Age (y) * 56.4 (7.7) 53.1 (9.6) 54.8 (9.6) 52.3 (9.3) 53.3 (8.5) 54.1 (8.8) Race (n) Cauc/Black/Other 20 / 1 / 2 8 / 3 / 2 19 / 3 / 1 18 / 5 / 0 20 / 2 / 1 85 / 14 / 6 Ethnicity (n) Hispanic or Latino 11 8 12 8 12 51 BMI (kg/m2 ) * 31.7 (4.5) 31.0 (4.7) 29.4 (4.3) 29.9 (5.4) 30.7 (5.5) 30.5 (4.9) HbA1c (%) * 8.1 (1.0) 7.9 (0.9) 8.1 (1.2) 8.2 (1.1) 8.6 (1.2) 8.2 (1.1) FPG (mg/dL) * 185.0 (41.7) 177.7 (46.9) 174.8 (39.0) 187.6 (38.0) 206.4 (50.7) 187.1 (43.8) Duration T2DM (y) * 6.3 (5.5) 4.7 (4.6) 6.6 (4.1) 6.8 (6.6) 6.1 (5.9) 6.2 (5.4) * mean (SD) 6 MB07803-202 Subject Disposition • Randomized: 105 subjects • Completers: 99 subjects • Discontinuations: – hyperglycemia (FPG > 300 mg/dL on consecutive visits; n = 3) • 10 mg (n = 2) • 200 mg (n = 1) – SAE • acute MI (100 mg) – reported Day 2 – onset of cardiac symptoms ~2 days prior to randomization (Day -2) • aortic valve stenosis; carotid artery stenosis; CAD; MI (200 mg) – reported Day 15 – macular rash • PBO (n = 1)

Efficacy Results - Day 28 vs. Baseline ΔFPG (mg/dL) All Subjects

	N	Baseline FPG *	ΔFPG LSM	ΔFPG 95% CI	PBO-adjusted ΔFPG LSM	PBO-adjusted ΔFPG 95% CI
PBO	23	185.0 (41.7)	8.2	(-8.4, 24.7)	-----	-----
10 mg	13	177.7 (46.9)	7.4	(-14.7, 29.5)	-0.7	(-28.3, 26.9)
50 mg	23	174.8 (39.0)	5.3	(-11.4, 22.0)	-2.9	(-26.4, 20.6)
100 mg	23	187.6 (38.0)	8.1	(-8.4, 24.7)	0.0	(-23.5, 23.4)
200 mg	23	206.4 (50.7)	-20.7	(-37.7, -3.8)	**- 28.9 ****	**(- 52.6, - 5.1)**

* mean (SD)

** p = 0.0177 vs. PBO

Linear regression of individual datapoints suggests MB07803 efficacious dose in this patient population = 200 - 400 mg metabasis 7 MB07803-202

Efficacy Results - Day 28 vs. Baseline ΔFPG (mg/dL) in Subjects with Baseline FPG ≥ 180 mg/dL

	N	Baseline FPG *	ΔFPG LSM	ΔFPG 95% CI	PBO-adjusted ΔFPG LSM	PBO-adjusted ΔFPG 95% CI
PBO	12	216.3 (30.0)	15.2	(-12.6, 43.0)	-----	-----
10 mg	6	215.5 (40.3)	18.2	(-21.2, 57.5)	3.0	(-45.1, 51.1)
50 mg	8	218.4 (19.3)	-2.6	(-36.6, 31.4)	-17.8	(-61.7, 26.1)
100 mg	14	212.3 (20.7)	0.6	(-25.3, 26.6)	-14.5	(-52.4, 23.4)
200 mg	16	230.6 (39.0)	-34.6	(-59.1, -10.0)	**- 49.7 ****	**(- 87.0, - 12.5)**

* mean (SD)

** p = 0.0099 vs. PBO

source: table D3.1.3

metabasis 8 MB07803-202

4

Meal Tolerance Test Glycemia (mg/dL)
200 mg Group



Meal Tolerance Test Glycemia (mg/dL)
Treatment Group=E: 200 mg
Glucose (mg/dL)
400
300
200
100
-200
-100
0
100
200
300
Minutes
Visit
DAY 0
DAY 25

metabasis 9 MB07803-202

Treatment-emergent Adverse Events

	Placebo (N=23)	10 mg (N=13)	50 mg (N=23)	100 mg (N=23)	200 mg (N=23)	All MB07803 Doses (N=82)
Patients with at least one AE	9 (39.1)	3 (23.1)	7 (30.4)	11 (47.8)	6 (26.1)	27 (32.9)
System Organ Class/ Preferred Term	n (%)	n (%)	n (%)	n (%)	n (%)	n (%)
Hypoglycemia	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)	1 (4.3)	1 (1.2)
Cardiac	1 (4.3)	0 (0.0)	0 (0.0)	1 (4.3)	1 (4.3)	2 (2.4)
Incidence ≥ 5%						
Gastrointestinal	2 (8.7)	1 (7.7)	1 (4.3)	5 (21.7)	1 (4.3)	8 (9.8)
Musculoskeletal/connective tissue	3 (13.0)	1 (7.7)	3 (13.0)	2 (8.7)	1 (4.3)	7 (8.5)
Nervous system	1 (4.3)	2 (15.4)	2 (8.7)	2 (8.7)	1 (4.3)	7 (8.5)
Infections and infestations	1 (4.3)	0 (0.0)	1 (4.3)	2 (8.7)	3 (13.0)	6 (7.3)
Investigations (e.g. phlebotomy)	2 (8.7)	0 (0.0)	1 (4.3)	2 (8.7)	0 (0.0)	3 (3.7)

- Low overall incidence of AEs
- GI intolerance low

metabasis 10 MB07803-202

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6 11 MB07803-202 Plasma Lactate Summary • No AEs of lactic acidosis • No AEs of hyperlacticemia Placebo (N = 23) 10 mg (N = 13) 50 mg (N = 23) 100 mg (N = 23) 200 mg (N = 23) Fasting Plasma Lactate (mmol/L) [Mean (SD)] * Baseline 1.40 (0.58) 1.35 (0.43) 1.33 (0.45) 1.50 (0.57) 1.49 (0.59) . Mean [Day 28 - Baseline] ** 0.15 (0.60) -0.01 (0.46) -0.07 (0.46) -0.10 (0.49) 0.20 (0.44) Frequency of Fasting Plasma Lactate > 4.5 mmol/L (n) Randomized – prior to drug 1 0 1 0 0 Randomized – on drug 0 0 0 0 1 Two (2) consecutive *** 0 0 0 0 0 * fasting plasma lactate reference range: 0.5 – 2.2 mmol/L ** N = 22, 11, 23, 22, 21 for PBO – 200 mg, respectively *** pre-specified discontinuation criterion 12 MB07803-202 Summary • Treatment of T2DM patients with MB07803 for 28 days: – is safe and well-tolerated – results in a clinically meaningful decrease in FPG at 200 mg Conclusions • The results of MB07803-202 demonstrate: – once daily administration of the novel FBPase inhibitor, MB07803, to T2DM results in clinically meaningful reduction in FPG – clinically meaningful improvement of glycemia beyond that attainable by prandial regulation alone – further exploration of MB07803 glucose-lowering potential at higher doses is warranted

MB07803-202 Investigators

Ernesto Fuentes, Miami, FL	Eli Roth, Cincinnati, OH
Alan Garber, Houston, TX	Jaime Sandoval, Corpus Christi, TX
Donald Hurley, Charleston, S.C.	Sherwyn Schwartz, San Antonio, TX
Yekaterina Khronusova, Las Vegas, NV	Roberto Segura, Chicago, IL
Andrew Lewin, Los Angeles, CA	Philip Toth, Indianapolis, IN
Thomas Moretto, Indianapolis, IN	Sanjay Vora, Marion, OH
David Morin, Bristol, TN	Gilbert Weiner, Miami Gardens, FL
John Pullman, Butte, MT	Richard Weinstein, Walnut Creek, CA
George Raad, Charlotte, N.C.	Franklin Zieve, Richmond, VA
James Rhyne, Statesville, N.C.	

metabasis 13 MB07803-202

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